[GRAPHIC OMITTED]



                  American Funds Distributors

                  333 South Hope Street o Los Angeles, California 90071 Telephone 800/421-9900, ext. 4



INSTITUTIONAL SELLING GROUP AGREEMENT

Ladies and Gentlemen:

         We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms of this Selling Group Agreement (Agreement) set forth below.

1.   Authorization

         As a member of a group of firms authorized to make shares of the Funds available to institutional customers (Selling Group), you will make shares of the Funds available only to retirement plans of entities that have retirement plan assets of at least $50 million (Plans). In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering prospectuses (Prospectuses). This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.

2.   Compensation on Class A Shares

         In consideration of your acting as agent for your customers in connection with the purchase and redemption of Fund shares and to compensate you for providing certain services to your customers, we will pay you compensation as described below, subject to your compliance with the following terms. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing ongoing payments to you. Initial qualification does not assure continued participation, and the payment of this compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued by us at any time.

          a. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing


                                                                      May 2002
              purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.

          b. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

          c. You agree to assign an individual to each Plan account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

          d.   You agree to pass through  either  directly or  indirectly to the individual(s) assigned to such accounts a share of the compensation paid to you pursuant to this Agreement. You recognize that payments under this Agreement are intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

          e. You acknowledge that (i) all compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a payment for a particular month, the payment must amount to at least $100, and (iii) no compensation will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

          f. You will be paid a monthly fee in respect of Class A shares of Funds held in accounts that are assigned to you. The fee shall be the product of the average daily net asset value of Class A shares of Funds in Category 1 and Category 2 on the attached Schedule A held in such accounts for the applicable month multiplied by one-twelfth of 0.25%. The rate for Class A shares of Funds in Category 3 on the attached Schedule A shall be one-twelfth of 0.15%.

3.   Retirement   Plan  Share  Classes  (R  shares)  and  Account  Options  (for retirement plans only)

         a. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a Plan account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

       R Share Class                   Annual Compensation Rate
         Class R-1                               1.00%
         Class R-2                               0.75%
         Class R-3                               0.50%
         Class R-4                               0.25%
         Class R-5                       No compensation paid


                                                                   May 2002

         b. If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.

4.   Order Processing

         Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds. If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid. If this section conflicts with provisions of any operational agreement you have with any of our affiliates, such operational agreement shall control.

5.   Timeliness of Submitting Orders

         You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.   Repurchase of Shares

         If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7.   Processing Redemption Requests

         You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

                                                                     May 2002

8.   Prospectuses and Marketing Materials

         We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9.   Effect of Prospectus

         This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

10.      Relationship of Parties

         You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other agreement with us.

11.      State Securities Qualification

         We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12.      Representations

     a. You represent that you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; a member of the National Association of Securities Dealers, Inc. (NASD); and your membership with the NASD is not currently suspended or terminated; or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws. You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their

                                                                     May 2002
          affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for ensuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

     b. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated. We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

13. Confidentiality

         Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

14.      Termination

         Either of us may cancel this Agreement at any time by written notice to the other.

15.      Notices

         All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.


                                                            * * * * *



                                                                    May 2002

         Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

                                            Very truly yours,
Accepted:
                                            AMERICAN FUNDS DISTRIBUTORS, INC.

-----------------------------
         Firm
                                            By
                                              --------------------------------
By                                              Kevin G. Clifford
   --------------------------                   President
         Officer or Partner

   ---------------------------
         Print Name

   ---------------------------
         Title



Address:
         --------------------------------------------

         --------------------------------------------



Date:

                                                         May 2002

                             SCHEDULE A
                          January 15, 2001
                    (supersedes Schedule A dated
                            May 3, 1999)



Category 1                                  Category 2

AMCAP Fund                                  American High-Income Trust
American Balanced Fund                      Bond Fund of America
American Mutual Fund                        Capital World Bond Fund
Capital Income Builder                      Intermediate Bond Fund of America
Capital World Growth and Income Fund        U.S. Government Securities Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America
Income Fund of America
Investment Company of America
New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund



                                    Category 3

                        Cash Management Trust of America
                       U.S. Treasury Money Fund of America


                                                                    May 2002

[GRAPHIC OMITTED]


                                                                April 2002   1

                                              American Funds Distributors, Inc.

                                              333 South Hope Street
                                              Los Angeles, California 90071
                                              Telephone 800/421-9900, ext. 4

Form of omnibus addendum to the
Selling group agreement
(for retirement plan share classes (R shares) only)

Ladies and Gentlemen:

This Omnibus Addendum (Addendum) to the Selling Group Agreement (Agreement1) into which we previously entered is made by and between you and American Funds Distributors, Inc. as of the date indicated below. This Addendum constitutes the agreement between you and us in respect of your holding retirement plan (Plan) accounts in an omnibus account on the books of the Funds. All terms of the Agreement and of addenda to the Agreement dated on or prior to the date of this Addendum continue in full force and effect. If any provision of the Agreement or any addenda to the Agreement is inconsistent with this Addendum, this Addendum shall supersede such other provisions.


     Requirements to Maintain Retirement Plan Omnibus Accounts

     a. In order for you to hold Plan accounts in an omnibus account on the books of the Funds, you agree to provide us with the following information, current as of the end of each calendar month, and in a manner and format satisfactory to us, for each Plan account in the omnibus account within fifteen (15) calendar days following the end of such month:

          1.   Plan's  name
          2.   Selling representative's name
          3.   Selling representative's number
          4.   Selling representative's street address, city, state and zip code
          5.   Selling representative's branch number
          6.   Name of selling representative's affiliated firm
          7. Dollar amount of investments to American Funds during the month (Include investments from mapped takeover assets, participant contributions and employer contributions. Do not include participant-initiated transactions that result in (i) asset movement between American Funds or (ii) investments to American Funds from other mutual fund families.)
          8. Dollar amount of redemptions from American Fund during the month (Include redemptions or distributions due to a participant's separation of service or the removal of an American Fund as an investment option within the Plan. Do not include participant-initiated transactions that result in (i) asset movement between American Funds or (ii) asset movement from American Funds to other mutual fund families.)

         Please note that if you are an institution that conducts retirement plan business through only one branch and has no representatives (such as a bank), then you are required to provide only the information listed in items 1, 7 and 8 above.

--------
1 Agreement means the Selling Group Agreement, Bank Selling Group Agreement, or Institutional Selling Group Agreement, as the case may be, into which we previously entered.

                                                               April 2002   2

     b. If you provide third parties with trading or clearing services, you may not give such third parties access to the Funds without our written consent.

Should you hold Plan accounts in an omnibus account, failure to comply with the requirements set forth above will constitute a breach of the Agreement, thereby giving us the right to terminate the Agreement.

                                                              * * * * *

Execute this Addendum in duplicate and return one of the duplicate originals to us for our file. This Addendum (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.


 By...........................................................
     Kevin G. Clifford
     President



 Accepted

...............................................................
     Firm


 By...........................................................
     Officer or Partner


 Address:

...............................................................

...............................................................


 Date:

...............................................................

                                                           April 2002   3

[GRAPHIC OMITTED]


                                                                  May 2002   1

                                            American Funds Distributors, Inc.

                                            333 South Hope Street
                                            Los Angeles, California 90071
                                            Telephone 800/421-9900, ext. 4
Form of selling group agreement


Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below. We are acting as an underwriter within the meaning of the applicable rules of the National Association of Securities Dealers, Inc.
(NASD). In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.


1.   Authorization to Sell
     You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.


2.   Compensation on Sales of Class A Shares and Class 529-A Shares

     a. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

                                           Concession as         Sales Charge
                                           Percentage of         as Percentage
         Purchases                        Offering Price       of Offering Price

Less than $25,000                              5.00%              5.75%
$25,000 but less than $50,000                  4.25%              5.00%
$50,000 but less than $100,000                 3.75%              4.50%
$100,000 but less than $250,000                2.75%              3.50%
$250,000 but less than $500,000                2.00%              2.50%
$500,000 but less than $750,000                1.60%              2.00%
$750,000 but less than $1,000,000              1.20%              1.50%
$1,000,000 or more                           See below            None

     b. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

                                 Concession as           Sales Charge
                                 Percentage of           as Percentage
         Purchases               Offering Price         of Offering Price

        Less than $100,000          3.00%                    3.75%

     c. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

     d. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.


3.   Compensation on Sales of Class B Shares and Class 529-B Shares

     a. On sales of Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the att Schedule A that are accepted by us and for which you are responsible, you will be paid:
          o    a dealer concession of 3.75% of the amount invested, plus
          o    an immediate service fee of 0.25% of the amount invested.

     b. On sales of Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.


4. Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

     a. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

     b. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

                                                               May 2002   3

     c. You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

     d. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

     e. You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

     f. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

                                                         Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88*               0.15%
Shares with a first anniversary of purchase on or after 7-1-88           0.25%
Shares of state-specific tax-exempt funds                                0.25%

     g. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

                                             Annual Service Fee Rate
         All Shares                                 0.15%

5.   Compensation on Sales of Class C Shares and Class 529-C Shares

     a. On sales of Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you: o a dealer concession of 0.75% of the amount invested, plus o an immediate service fee of 0.25% of the amount invested.

     b. In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. -------- * Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.


May 2002   4

6.   Compensation on Sales of Class 529-E Shares
     We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.


7.   Retirement   Plan  Share  Classes  (R  shares)  and  Account  Options  (for retirement plans only)

     a. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and
          Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

                  R Share Class                Annual Compensation Rate
                  Class R-1                              1.00%
                  Class R-2                              0.75%
                  Class R-3                              0.50%
                  Class R-4                              0.25%
                  Class R-5                      No compensation paid

     b. If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.


8.   Order Processing
     Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system). If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.


                                                                May 2002   5

9.   Timeliness of Submitting Orders
     You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.


10.      Repurchase of Shares
     If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.


11.      Processing Redemption Requests
     You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.


12.      Prospectuses and Marketing Materials
     We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.


13.      Effect of Prospectus
     This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.


14.      Relationship of Parties
     You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.


15.      State Securities Qualification
     We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.


May 2002   6

16.      Representations

     a. You represent that (a) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) you are a member of the NASD, (c) your membership with the NASD is not currently suspended or terminated and (d) to the extent you offer any Class 529 shares, you are properly registered to offer such shares. You agree to notify us immediately if any of the foregoing representations is no longer true to a material extent.

     b. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated. We agree to notify you immediately if any of the foregoing representations is no longer true to a material extent.


17.      Confidentiality
     Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.


18.      Termination
     Either of us may cancel this Agreement at any time by written notice to the other.


19.      Notices
     All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.


                                                              * * * * *

                                                             May 2002   7

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.


     Very truly yours,
     American Funds Distributors, Inc.


      By......................................................
     Kevin G. Clifford
     President



 Accepted

...............................................................
     Firm


 By...........................................................

    Print Name  ____________________________________

    Title __________________________________________


 Address:

...............................................................

...............................................................


 Date:

...............................................................



May 2002   8


Schedule A
May 15, 2002
(supersedes Schedule A dated January 1, 2002)


                                              A       B      C    529-A   529-B  529-C   529-E   R-1     R-2    R-3    R-4     R-5
Category 1
AMCAP Fund                                    o       o      o      o       o      o       o      o       o      o      o       o
American Balanced Fund                        o       o      o      o       o      o       o      o       o      o      o       o
American Mutual Fund                          o       o      o      o       o      o       o      o       o      o      o       o
Capital Income Builder                        o       o      o      o       o      o       o      o       o      o      o       o
Capital World Growth and Income Fund          o       o      o      o       o      o       o      o       o      o      o       o
EuroPacific Growth Fund                       o       o      o      o       o      o       o      o       o      o      o       o
Fundamental Investors                         o       o      o      o       o      o       o      o       o      o      o       o
Growth Fund of America                        o       o      o      o       o      o       o      o       o      o      o       o
Income Fund of America                        o       o      o      o       o      o       o      o       o      o      o       o
Investment Company of America                 o       o      o      o       o      o       o      o       o      o      o       o
New Economy Fund                              o       o      o      o       o      o       o      o       o      o      o       o
New Perspective Fund                          o       o      o      o       o      o       o      o       o      o      o       o
New World Fund                                o       o      o      o       o      o       o      o       o      o      o       o
SMALLCAP World Fund                           o       o      o      o       o      o       o      o       o      o      o       o
Washington Mutual Investors Fund              o       o      o      o       o      o       o      o       o      o      o       o

Category 2
American High-Income Trust                    o       o      o      o       o      o       o      o       o      o      o       o
American High-Income Municipal Bond Fund      o       o      o     na      na     na      na     na      na     na     na      na
Bond Fund of America                          o       o      o      o       o      o       o      o       o      o      o       o
Capital World Bond Fund                       o       o      o      o       o      o       o      o       o      o      o       o
Intermediate Bond Fund of America             o       o      o      o       o      o       o      o       o      o      o       o
Limited Term Tax-Exempt Bond Fund of America  o       o      o     na      na     na      na     na      na     na     na      na
Tax-Exempt Bond Fund of America               o       o      o     na      na     na      na     na      na     na     na      na
Tax-Exempt Fund of California                 o       o      o     na      na     na      na     na      na     na     na      na
Tax-Exempt Fund of Maryland                   o       o      o     na      na     na      na     na      na     na     na      na
Tax-Exempt Fund of Virginia                   o       o      o     na      na     na      na     na      na     na     na      na
U.S. Government Securities Fund               o       o      o      o       o      o       o      o       o      o      o       o

Category 3
Cash Management Trust of America              o       e      e      o       e      e       o      o       o      o      o       o
Tax-Exempt Money Fund of America              o      na     na     na      na     na      na     na      na     na     na      na
U.S. Treasury Money Fund of America           o      na     na     na      na     na      na      o       o      o      o       o


Notes and symbols
Class F and Class 529-F shares are available pursuant to a separate agreement.
o Share class is available.
e Share class is available for exchanges only.
na   Share class is not available.


                                                               May 2002   9

[GRAPHIC OMITTED]



                                           American Funds Distributors, Inc.
                                           333 South Hope Street
                                   Los Angeles, California 90071
                                 Telephone 800/421-9900, ext. 4

Form of bank selling group agreement


Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms set forth below. In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.


1.   Authorization
     In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.


2.   Compensation on Sales of Class A Shares and Class 529-A Shares
     a. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

                                         Compensation as         Sales Charge
                                          Percentage of          as Percentage
         Purchases                        Offering Price       of Offering Price

Less than $25,000                            5.00%                    5.75%
$25,000 but less than $50,000                4.25%                    5.00%
$50,000 but less than $100,000               3.75%                    4.50%
$100,000 but less than $250,000              2.75%                    3.50%
$250,000 but less than $500,000              2.00%                    2.50%
$500,000 but less than $750,000              1.60%                    2.00%
$750,000 but less than $1,000,000            1.20%                    1.50%
$1,000,000 or more                         See below                  None

     b. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

                             Compensation as          Sales Charge
                              Percentage of           as Percentage
    Purchases                Offering Price         of Offering Price

Less than $100,000              3.00%                    3.75%


                                                             May 2002   1

     c. For purchase orders of Class A shares and Class 529-A shares for which you are responsible, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid compensation of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No compensation is paid on any other sales of shares at net asset value, except that compensation may be paid on sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced compensation and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the compensation schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

     d. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.


3.   Compensation on Sales of Class B Shares and Class 529-B Shares

     a. On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid: o compensation of 3.75% of the amount invested, plus o an immediate service fee of 0.25% of the amount invested.

     b. On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.


4. Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

         a. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

         b. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

         c. You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

         d. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

         e. You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time,
                  (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

         f. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

                                                        Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88*          0.15%
Shares with a first anniversary of purchase on or after 7-1-88      0.25%
Shares of state-specific tax-exempt funds                           0.25%

         g. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

                                            Annual Service Fee Rate
              All Shares                           0.15%


5.   Compensation on Sales of Class C Shares and Class 529-C Shares

         a. On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you: o compensation of 0.75% of the amount invested, plus o an immediate service fee of 0.25% of the amount invested.

                  *Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

                                                                 May 2002   3

         b. In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.


6.   Compensation on Sales of Class 529-E Shares
     We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.


7.   Retirement   Plan  Share  Classes  (R  shares)  and  Account  Options  (for retirement plans only)

     a. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and
          Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

                     R Share Class                   Annual Compensation Rate
                       Class R-1                               1.00%
                       Class R-2                               0.75%
                       Class R-3                               0.50%
                       Class R-4                               0.25%
                       Class R-5                       No compensation paid

     b. If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.


8.   Order Processing
     Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system). If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.


9.   Timeliness of Submitting Orders
     You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.


10. Repurchase of Shares
     If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.


11. Processing Redemption Requests
     You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.


12. Prospectuses and Marketing Materials
     We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.


13. Effect of Prospectus
     This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.


14. Relationship of Parties
     You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

                                                              May 2002   5

15. State Securities Qualification
     We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.


16. Representations
     a. You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the National Association of Securities Dealers, Inc. (NASD), and your membership with the NASD is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; and (3) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares. You agree to notify us immediately if any of the foregoing representations is no longer true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

     b. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated. We agree to notify you immediately if any of the foregoing representations is no longer true to a material extent.


17. Confidentiality
     Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.


18. Termination
     Either of us may cancel this Agreement at any time by written notice to the other.


19. Notices
     All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

                                                             * * * * *


                                                                 May 2002   7

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.


Very truly yours,
American Funds Distributors, Inc.


 By...........................................................
     Kevin G. Clifford
     President




 Accepted

...............................................................
  Firm


 By...........................................................

  Print Name _____________________________________

  Title __________________________________________


 Address:

...............................................................

...............................................................


 Date:

...............................................................


Schedule A
May 15, 2002
(supersedes Schedule A dated January 1, 2002)


                                              A       B      C     529-A  529-B  529-C   529-E    R-1    R-2    R-3     R-4    R-5
Category 1
AMCAP Fund                                    o       o      o       o      o      o       o       o      o      o       o      o
American Balanced Fund                        o       o      o       o      o      o       o       o      o      o       o      o
American Mutual Fund                          o       o      o       o      o      o       o       o      o      o       o      o
Capital Income Builder                        o       o      o       o      o      o       o       o      o      o       o      o
Capital World Growth and Income Fund          o       o      o       o      o      o       o       o      o      o       o      o
EuroPacific Growth Fund                       o       o      o       o      o      o       o       o      o      o       o      o
Fundamental Investors                         o       o      o       o      o      o       o       o      o      o       o      o
Growth Fund of America                        o       o      o       o      o      o       o       o      o      o       o      o
Income Fund of America                        o       o      o       o      o      o       o       o      o      o       o      o
Investment Company of America                 o       o      o       o      o      o       o       o      o      o       o      o
New Economy Fund                              o       o      o       o      o      o       o       o      o      o       o      o
New Perspective Fund                          o       o      o       o      o      o       o       o      o      o       o      o
New World Fund                                o       o      o       o      o      o       o       o      o      o       o      o
SMALLCAP World Fund                           o       o      o       o      o      o       o       o      o      o       o      o
Washington Mutual Investors Fund              o       o      o       o      o      o       o       o      o      o       o      o

Category 2
American High-Income Trust                    o       o      o       o      o      o       o       o      o      o       o      o
American High-Income Municipal Bond Fund      o       o      o      na     na     na      na      na     na     na      na     na
Bond Fund of America                          o       o      o       o      o      o       o       o      o      o       o      o
Capital World Bond Fund                       o       o      o       o      o      o       o       o      o      o       o      o
Intermediate Bond Fund of America             o       o      o       o      o      o       o       o      o      o       o      o
Limited Term Tax-Exempt Bond Fund of America  o       o      o      na     na     na      na      na     na     na      na     na
Tax-Exempt Bond Fund of America               o       o      o      na     na     na      na      na     na     na      na     na
Tax-Exempt Fund of California                 o       o      o      na     na     na      na      na     na     na      na     na
Tax-Exempt Fund of Maryland                   o       o      o      na     na     na      na      na     na     na      na     na
Tax-Exempt Fund of Virginia                   o       o      o      na     na     na      na      na     na     na      na     na
U.S. Government Securities Fund               o       o      o       o      o      o       o       o      o      o       o      o
Category 3
Cash Management Trust of America              o       e      e       o      e      e       o       o      o      o       o      o
Tax-Exempt Money Fund of America              o      na     na      na     na     na      na      na     na     na      na     na
U.S. Treasury Money Fund of America           o      na     na      na     na     na      na       o      o      o       o      o


Notes and symbols
Class F and Class 529-F shares are available pursuant to a separate agreement.
o Share class is available.
e Share class is available for exchanges only.
na   Share class is not available.

                                                    May 2002   9